THERMO VOLTEK CORP.


PRESENTATION TO THE SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS





September 15, 1998


HSBC Investment Banking [HSBC LOGO]

TABLE OF CONTENTS


I.      Transaction Overview

II.     Historical Financial Review

III.    Historical Stock Price Performance and Trading Volume

IV.     Ownership Analysis

V.      Projected Financial Review

VI.     Market Comparison of Selected Public Companies and Implied Valuation
        Analysis

VII.    Discounted Cash Flow Analysis and Implied Valuation Analysis

VIII. Analysis of Selected Merger and Acquisition Transactions and Implied Valuation Analysis

IX. Analysis of Premiums for Minority Interest Acquisitions in Going Private Transactions and Implied Valuation Analysis

                                                                       SECTION I



HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------


                        ANALYSIS OF PROPOSED TRANSACTION
                    ($ in thousands, except per share data)



 Purchase
Price Per     Diluted        Option      Equity                             Enterprise
  Share      Shares (a)     Proceeds     Value        Debt      Cash (b)       Value
---------    ----------     --------    --------     ------     --------    ----------

 $7.00    x  11,564,513  -   $1,978  =   $78,974  +  $9,106  -   $18,228  =   $69,852

                            EQUITY VALUE AS A MULTIPLE OF:
             ------------------------------------------------------------
                                Fiscal                Fiscal     Fiscal
             Pro forma(c)        1997      LTM(d)      1998       1999
             -------------      ------     ------     ------     ------
             Net income (e)      99.5x      47.3x      50.9x      26.7x
             Book value (f)       4.4x       4.4x       4.3x       3.6x

                          ENTERPRISE VALUE AS A MULTIPLE OF:
             ------------------------------------------------------------
                                Fiscal                Fiscal     Fiscal
             Pro forma(c)        1997      LTM(d)      1998       1999
             ------------       ------     ------     ------     ------
             Revenues             1.7x       1.7x       1.9x       1.8x
             EBITDA              32.4x      18.1x      18.7x      11.5x
             EBIT               373.5x      38.0x      39.2x      16.8x

                      STOCK PRICE PRIOR TO ANNOUNCEMENT DATE(g)
             ------------------------------------------------------------
                                            1 Day     1 Week     4 Weeks
                                           ------     ------     -------
             Actual value                  $4.81      $4.38       $5.00
             Premium at $7.00 per share     45.5%      60.0%       40.0%



----------

(a) Includes 8,683,208 shares outstanding, 2,465,089 shares issuable upon conversion of subordinated convertible notes and 416,216 shares issuable upon exercise of options. The shares issuable result from (i) options whose exercise price is below the $7.00 offer and (ii) subordinated convertible notes whose conversion price is below the $7.00 offer.

(b) Cash includes marketable securities and estimated proceeds from the sale of the Universal Voltronics division

(c)  Adjusted for the pending sale of the Universal Voltronics division

(d)  Latest twelve months for the period ending July 4, 1998

(e)  Excludes non-recurring items and interest expense on convertible securities

(f)  Book value excludes intangible assets

(g)  Assumes announcement date on March 31, 1998

--------------------------------------------------------------------------------
September 1998                                                      Confidential

                                                                      SECTION II


HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------


                    HISTORICAL INCOME STATEMENT INFORMATION
                    ($ in thousands, except per share data)


                                                                 FISCAL YEAR
                                           --------------------------------------------------------
                                             1993        1994        1995        1996        1997
                                           --------   ---------   ---------   ---------   ---------

REVENUES                                   $18,089    $ 23,641    $ 36,326    $ 48,507    $ 44,648
Cost of revenues                            (9,687)    (12,120)    (18,790)    (24,357)    (24,860)
                                           -------    --------    --------    --------    --------
Gross profit                                 8,402      11,521      17,536      24,150      19,788
SG&A expenses                               (6,008)     (8,027)    (11,766)    (14,889)    (15,992)
Research and development expenses           (1,240)     (1,492)     (2,349)     (3,618)     (3,620)
                                           -------    --------    --------    --------    --------
OPERATING INCOME (LOSS)                      1,154       2,002       3,421       5,643         176
Interest income                                179       1,697       2,073       1,774       1,247
Interest expense                              (807)     (2,216)     (2,130)     (1,408)     (1,162)
Gain on sale of related-party investments       --          --          --          --         180
Other income                                   225          --          --          --          53
                                           -------    --------    --------    --------    --------
Income before provision for income taxes       751       1,483       3,364       6,009         494
Benefit (provision) for income taxes          (271)       (365)       (692)     (1,540)       (215)
                                           -------    --------    --------    --------    --------
NET INCOME (LOSS)                          $   480    $  1,118    $  2,672    $  4,469    $    279
                                           =======    ========    ========    ========    ========

EARNINGS PER SHARE:
Basic                                      $  0.08    $   0.19    $   0.41    $   0.51    $   0.03
Diluted                                    $  0.08    $   0.17    $   0.28    $   0.38    $   0.03

WEIGHTED AVERAGE SHARES:
Basic                                        5,896       5,995       6,528       8,827       9,182
Diluted                                      6,014       7,202      13,512      13,628       9,305

EBITDA (a)                                 $ 1,745    $  2,950    $  4,950    $  7,279    $  2,293
Depreciation and amortization                  591         948       1,529       1,636       2,117

Annual revenue growth                         39.2%       30.7%       53.7%       33.5%       (8.0%)
Gross margin                                  46.4%       48.7%       48.3%       49.8%       44.3%
EBITDA margin                                  9.6%       12.5%       13.6%       15.0%        5.1%
Operating margin                               6.4%        8.5%        9.4%       11.6%        0.4%
Net margin                                     2.7%        4.7%        7.4%        9.2%        0.6%



(a)  Defined as operating income before depreciation and amortization



--------------------------------------------------------------------------------
September 1998                                                      Confidential

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------


                    HISTORICAL INCOME STATEMENT INFORMATION
                    ($ in thousands, except per share data)



                                                          FISCAL 1996
                                           -----------------------------------------
                                            FIRST     SECOND      THIRD     FOURTH
                                           --------   --------   --------   --------

REVENUES                                   $10,621    $11,882    $12,800    $13,204
Cost of revenues                            (5,390)    (6,153)    (6,470)    (6,344)
                                           -------    -------    -------    -------
Gross profit                                 5,231      5,729      6,330      6,860
SG&A expenses                               (3,261)    (3,519)    (3,792)    (4,317)
Research and development expenses             (710)      (821)    (1,007)    (1,080)
                                           -------    -------    -------    -------
OPERATING INCOME (LOSS)                      1,260      1,389      1,531      1,463
Interest income                                502        492        399        381
Interest expense                              (435)      (402)      (297)      (274)
Gain on sale of related-party investments       --         --         --         --
Other income                                    --         --         --         --
                                           -------    -------    -------    -------
Income before provision for income taxes     1,327      1,479      1,633      1,570
Benefit (provision) for income taxes          (390)      (347)      (439)      (364)
                                           -------    -------    -------    -------
NET INCOME (LOSS)                          $   937    $ 1,132    $ 1,194    $ 1,206
                                           =======    =======    =======    =======

EARNINGS PER SHARE:
Basic                                      $  0.12    $  0.13    $  0.13    $  0.13
Diluted                                    $  0.09    $  0.10    $  0.10    $  0.10

WEIGHTED AVERAGE SHARES:
Basic                                        7,703      8,528      9,451      9,625
Diluted                                     13,632     13,636     13,615     13,627

EBITDA (a)                                 $ 1,682    $ 1,796    $ 1,989    $ 1,812
Depreciation and amortization                  422        407        458        349

Quarterly revenue growth                      (3.6%)     11.9%       7.7%       3.2%
Gross margin                                  49.3%      48.2%      49.5%      52.0%
EBITDA margin                                 15.8%      15.1%      15.5%      13.7%
Operating margin                              11.9%      11.7%      12.0%      11.1%
Net margin                                     8.8%       9.5%       9.3%       9.1%



(a) Defined as operating income before depreciation and amortization




--------------------------------------------------------------------------------
September 1998                                                      Confidential

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------

                     HISTORICAL INCOME STATEMENT INFORMATION
                     ($ in thousands, except per share data)

                                                             FISCAL 1997
                                             -------------------------------------------
                                              FIRST       SECOND      THIRD       FOURTH
                                             -------     -------     -------     -------

 REVENUES                                    $ 9,716     $11,888     $11,132     $11,912
 Cost of revenues                             (5,451)     (6,442)     (6,149)     (6,818)
                                             -------     -------     -------     -------
 Gross profit                                  4,265       5,446       4,983       5,094
 SG&A expenses                                (4,064)     (4,174)     (3,612)     (4,142)
 Research and development expenses              (847)     (1,023)       (842)       (908)
                                             -------     -------     -------     -------
 OPERATING INCOME (LOSS)                        (646)        249         529          44
 Interest income                                 393         305         269         280
 Interest expense                               (284)       (296)       (289)       (293)
 Gain on sale of related-party investments         -           -         180           -
 Other income                                      -           -           -          53
                                             -------     -------     -------     -------
 Income before provision for income taxes       (537)        258         689          84
 Benefit (provision) for income taxes            204         (98)       (262)        (59)
                                             -------     -------     -------     -------
 NET INCOME (LOSS)                           $  (333)    $   160     $   427     $    25
                                             =======     =======     =======     =======
 EARNINGS PER SHARE:
 Basic                                       $ (0.03)    $  0.02     $  0.05         $ -
 Diluted                                     $ (0.03)    $  0.02     $  0.05         $ -

 WEIGHTED AVERAGE SHARES:
 Basic                                         9,832       9,222       8,837       8,837
 Diluted                                       9,832       9,353      12,466       8,912

 EBITDA (a)                                  $  (156)    $   684     $ 1,037     $   247
 Depreciation and amortization                   490         435         508         203

 Quarterly revenue growth                      (26.4%)      22.4%       (6.4%)       7.0%
 Gross margin                                   43.9%       45.8%       44.8%       42.8%
 EBITDA margin                                  (1.6%)       5.8%        9.3%        2.1%
 Operating margin                               (6.6%)       2.1%        4.8%        0.4%
 Net margin                                     (3.4%)       1.3%        3.8%        0.2%

(a) Defined as operating income before depreciation and amortization

--------------------------------------------------------------------------------
September 1998                                                      Confidential

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------

                     HISTORICAL INCOME STATEMENT INFORMATION
                     ($ in thousands, except per share data)

                                                   FISCAL 1998
                                              ---------------------
                                               FIRST         SECOND
                                              -------       -------

REVENUES                                      $11,440       $10,725
Cost of revenues                               (6,218)       (5,902)
                                              -------       -------
Gross profit                                    5,222         4,823
SG&A expenses                                  (3,607)       (3,266)
Research and development expenses                (793)         (672)
                                              -------       -------
OPERATING INCOME (LOSS)                           822           885
Interest income                                   249           233
Interest expense                                 (287)         (299)
Gain on sale of related-party investments           -             -
Other income                                       69             -
                                              -------       -------
Income before provision for income taxes          853           819
Benefit (provision) for income taxes             (342)         (327)
                                              -------       -------
NET INCOME (LOSS)                             $   511       $   492
                                              =======       =======

EARNINGS PER SHARE:
Basic                                         $  0.06       $  0.06
Diluted                                       $  0.05       $  0.05

WEIGHTED AVERAGE SHARES:
Basic                                           8,762         8,675
Diluted                                        12,235        11,891

EBITDA (a)                                    $ 1,371       $ 1,377
Depreciation and amortization                     549           492

Quarterly revenue growth                         (4.0%)        (6.3%)
Gross margin                                     45.6%         45.0%
EBITDA margin                                    12.0%         12.8%
Operating margin                                  7.2%          8.3%
Net margin                                        4.5%          4.6%

(a) Defined as operating income before depreciation and amortization


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                                       5

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------

                      HISTORICAL BALANCE SHEET INFORMATION
                     ($ in thousands, except per share data)

                                                               FISCAL YEAR
                                                 ----------------------------------------
                                                   1994       1995       1996       1997
                                                 -------    -------    -------    -------
ASSETS
Cash and cash equivalents                        $ 8,955    $ 8,651    $17,874    $14,608
Available-for-sale investments                    28,105     26,038     10,067      3,041
Short-term investments, at cost                        -          -          -          -
Accounts receivable                                6,161      8,680     12,123     10,388
Inventories                                        5,749      8,581     10,725     10,981
Prepaid income taxes and other                       772      1,022      2,025      1,999
                                                 -------    -------    -------    -------
  Total current assets                            49,742     52,972     52,814     41,017

Net PP&E                                           2,106      3,144      4,151      3,682
Long-term prepaid income taxes                       980        648        299        539
Goodwill                                           9,396     12,081     16,425     18,058
                                                 -------    -------    -------    -------
TOTAL ASSETS                                     $62,224    $68,845    $73,689    $63,296
                                                 =======    =======    =======    =======

LIABILITIES AND SHAREHOLDERS' INVESTMENT
Notes payable                                    $   781    $ 1,276    $ 1,666    $ 2,376
Accounts payable                                   2,698      3,966      3,718      3,194
Accrued payroll and employee                         879      1,128      1,264      1,159
Accrued income taxes                                 270      1,103      1,244        489
Other accrued expenses                             1,744      2,834      3,106      3,242
Due to parent and affiliates                       1,380        839        901        694
                                                 -------    -------    -------    -------
  Total current liabilities                        7,752     11,146     11,899     11,154

Subordinated convertible obligations              46,000     36,740     19,345     17,750

Common stock                                         202        244        488        497
Capital in excess of par value                    11,237     20,545     37,762     38,799
Retained earnings                                 (2,857)      (185)     4,284      4,563
Treasury stock                                       (50)       (20)       (69)    (8,836)
Cumulative translation adjustment                    260        229        (56)      (631)
Net unrealized gain on investments                  (320)       146         36          -
                                                 -------    -------    -------    -------
Shareholders' investment                           8,472     20,959     42,445     34,392
                                                 -------    -------    -------    -------

TOTAL LIABILITIES AND SHAREHOLDERS' INVESTMENT   $62,224    $68,845    $73,689    $63,296
                                                 =======    =======    =======    =======


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September 1998                                                      Confidential

                                                                     SECTION III



HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------

                     DAILY CLOSING PRICE AND AVERAGE VOLUME


                 [GRAPH DEPICTING THE THERMO VOLTEK CORP. DAILY
                CLOSING STOCK PRICES AND AVERAGE TRADING VOLUME FROM SEPTEMBER 15, 1997 TO SEPTEMBER 15, 1998. DURING THIS PERIOD, THE HIGH CLOSING PRICE IS INDICATED AS $7.50, THE LOW AS $4.38 AND THE LAST AS $6.94.]







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                                        7

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------

                     DAILY CLOSING PRICE AND AVERAGE VOLUME

                 [GRAPH DEPICTING THE THERMO VOLTEK CORP. DAILY
                CLOSING STOCK PRICES AND AVERAGE TRADING VOLUME FROM MARCH 27, 1997 TO MARCH 30, 1998. DURING
                THIS PERIOD, THE HIGH CLOSING PRICE IS INDICATED AS $9.50, THE LOW AS $4.38 AND THE LAST AS $4.81.]








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                                       8

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------

                         CLOSING PRICE INDEX COMPARISON



      [GRAPH DEPICTING AN INDEXED PRICE COMPARISON FROM SEPTEMBER 15, 1997
         TO SEPTEMBER 15, 1998 OF THERMO VOLTEK CORP. (TVL), THE TOTAL
          RETURN S&P SMALL CAP INDEX (SMLK.R) AND A COMPOSITE INDEX OF
             COMPANIES COMPARABLE TO THERMO VOLTEK CORP. (COMPS).]


































LEGEND

TVL           Thermo Voltek

SMLK.R S&P SmallCap Index. Dividends reinvested. Weighted by market capitalization.

COMPS Composite index of Advanced Energy Industries, Inc., Artesyn Technologies, Inc., Del Global Technologies Corp., IFR Systems, Inc. and Vicor Corp. Dividends reinvested. Weighted by market capitalization.


--------------------------------------------------------------------------------
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                                        9

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------

                         CLOSING PRICE INDEX COMPARISON


        [GRAPH DEPICTING AN INDEXED PRICE COMPARISON FROM MARCH 27, 1997
           TO MARCH 30, 1998 OF THERMO VOLTEK CORP. (TVL), THE TOTAL
          RETURN S&P SMALLCAP INDEX (SMLK.R) AND A COMPOSITE INDEX OF
             COMPANIES COMPARABLE TO THERMO VOLTEK CORP. (COMPS).]
































LEGEND

TVL           Thermo Voltek

SMLK.R S&P SmallCap Index. Dividends reinvested. Weighted by market capitalization.

COMPS Composite index of Advanced Energy Industries, Inc., Artesyn Technologies, Inc., Del Global Technologies Corp., IFR Systems, Inc. and Vicor Corp. Dividends reinvested. Weighted by market capitalization.


--------------------------------------------------------------------------------
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                                       10

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------


                       VOLUME DISTRIBUTION BY PRICE RANGE


           [GRAPH DEPICTING THE DISTRIBUTION OF THERMO VOLTEK CORP.'S COMMON STOCK TRADING VOLUME OVER THE VARIOUS PRICES AT WHICH THE STOCK TRADED BETWEEN SEPTEMBER 15, 1997 TO SEPTEMBER 15, 1998.]








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                                       11

                                                                      SECTION IV


HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------


                        SHAREHOLDER OWNERSHIP ANALYSIS(a)


                                                            Percent
                                              Shares       of Total
                                            ---------      --------

Shares Outstanding                          8,683,208       100.0%

Institutional Ownership:
   Dimensional Fund Advisors                  383,246         4.4%
   Brundage, Story Rose, LLC                  138,050         1.6%
   Barclays Global Investors                  118,186         1.4%
   Vanguard Group Inc.                        115,100         1.3%
   Bear, Stearns & Co.                         49,000         0.6%
   Smith Barney Investment Advisors            43,952         0.5%
   ABTRUST                                     22,500         0.3%
   ANB Investment Management                   20,098         0.2%
   Northern Trust Quantitative Advisors        20,098         0.2%
   GAMCO Investors Inc.                        20,000         0.2%
   P. Schoenfeld Asset Management              16,600         0.2%
   Winslow Management Company                  15,000         0.2%
   RCM American Smaller Companies               4,500         0.1%
   Retirement System - Small Co Growth          2,250         0.0%
   U.S. Trust Company of New York               1,800         0.0%
                                            ---------       -----
      Total Institutional Holdings            970,380        11.2%

Insider Ownership:
   Colin I.W. Baxter                           17,307         0.2%
   John W. Wood Jr                             14,621         0.2%
   Paul Kelleher                               10,000         0.1%
   William W. Hoover                            8,994         0.1%
   John Hatsopoulos                             7,668         0.1%
   Theo Melas-Kyriazi                           5,581         0.1%
   Sandra L. Lambert                            1,912         0.0%
   Elias P. Gyftopoulos                         1,000         0.0%
   Peter Richman                                1,000         0.0%
                                            ---------       -----
      Total Insider Holdings                   68,083         0.8%

Thermo Electron et al                       6,009,408        69.2%

Total Retail Holdings                       1,635,337        18.8%

(a) As of July 31, 1998. Excludes shares issuable upon the conversion of subordinated obligations or the exercise of outstanding options.


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                                       12

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------


                         SHAREHOLDER OWNERSHIP ANALYSIS


              [PIE CHART DEPICTING THERMO VOLTEK CORP. SHAREHOLDER
                BREAKDOWN AMONGST THE FOLLOWING INVESTOR GROUPS:]



                  Institutions                     11.2%
                  Insiders                          0.8%
                  Retail                           18.8%
                  Thermo Electron et al            69.2%






















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September 1998                                                      Confidential

                                                                       SECTION V


HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------


                PROJECTED PRO FORMA INCOME STATEMENT INFORMATION
                                Average Scenario
                                ($ in thousands)


                                               Fiscal 1998                             Fiscal Year
                                           ------------------    --------------------------------------------------------
                                            Third      Fourth      1999        2000        2001        2002        2003
                                           -------    -------    --------    --------    --------    --------    --------
Revenues                                   $ 8,616    $ 9,395    $ 38,170    $ 42,000    $ 44,550    $ 48,400    $ 53,250
Cost of revenues                            (4,859)    (5,153)    (19,183)    (20,740)    (20,715)    (21,900)    (23,690)
                                           -------    -------    --------    --------    --------    --------    --------
Gross profit                                 3,757      4,242      18,987      21,260      23,835      26,500      29,560
SG&A expenses                               (2,985)    (2,921)    (11,450)    (12,730)    (13,030)    (13,945)    (15,180)
R&D expenses                                  (625)      (628)     (2,524)     (2,520)     (2,600)     (2,805)     (3,070)
Goodwill amortization (non-deductible)         (82)       (81)       (337)       (337)       (340)       (340)       (340)
Intangible amortization (non-deductible)        (5)        (5)         (3)         (3)          -           -           -
Goodwill amortization (deductible)             (48)       (48)       (192)       (192)       (192)       (192)       (192)
Other income (expense)                          (6)        (5)        (10)         (3)         (3)         (3)         (3)
Corporate services agreement                   (69)       (75)       (305)       (336)       (356)       (387)       (426)
                                           -------    -------    --------    --------    --------    --------    --------
Operating income (loss)                        (63)       479       4,166       5,139       7,314       8,828      10,349
Interest income                 4.5%           256        256       1,034       1,110       1,200       1,468       1,786
Interest expense                              (258)      (258)     (1,032)     (1,020)       (823)       (820)       (413)
Deferred debt expense                           (6)        (6)        (24)        (24)          -           -           -
Advisory fees                                    -          -         (90)          -           -           -           -
                                           -------    -------    --------    --------    --------    --------    --------
Income (loss) before income taxes              (71)       471       4,054       5,205       7,691       9,476      11,722
Benefit (provision) for taxes                   28       (188)     (1,622)     (2,082)     (3,076)     (3,790)     (4,689)
                                           -------    -------    --------    --------    --------    --------    --------
Net income                                 $   (43)   $   283    $  2,432    $  3,123    $  4,615    $  5,686    $  7,033
                                           =======    =======    ========    ========    ========    ========    ========

EBITDA (a)                                 $   418    $   974    $  6,063    $  7,029    $  9,049    $ 10,583    $ 12,124


(a) Defined as operating income (loss) before depreciation and amortization



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                                       14

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------


                  PROJECTED PRO FORMA BALANCE SHEET INFORMATION
                                Average Scenario
                                ($ in thousands)


                                                Fiscal 1998                        Fiscal Year
                                             -----------------   -----------------------------------------------
                                              Third     Fourth     1999      2000      2001      2002      2003
                                             -------   -------   -------   -------   -------   -------   -------
Current assets less cash and equivalents:
    Accounts receivable, net                 $ 8,767   $ 8,701   $ 7,675   $ 7,871   $ 8,252   $ 8,483   $ 8,915
    Inventory                                  9,613     9,308     8,775     8,799     8,880     9,032     9,286
    Unbilled contract costs & fees               400       200         -         -         -         -         -
    Prepaid expenses                             222       208       245       290       290       290       290
    Prepaid income taxes                       1,763     1,763     1,763     1,763     1,763     1,763     1,763
                                             -------   -------   -------   -------   -------   -------   -------
                                              20,765    20,180    18,458    18,723    19,185    19,568    20,254

Current liabilities less current debt          5,614     5,919     5,745     5,725     6,506     6,970     7,660

Working capital less cash and current debt   $15,151   $14,261   $12,713   $12,998   $12,679   $12,598   $12,594

Depreciation and amortization                    481       495     1,897     1,890     1,735     1,755     1,775

Net capital expenditures                         260       240     1,041     1,125     1,125     1,125     1,125

















--------------------------------------------------------------------------------
September 1998                                                      Confidential

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------

                PROJECTED PRO FORMA INCOME STATEMENT INFORMATION
                                  High Scenario
                                ($ in thousands)



                                                      Fiscal 1998                            Fiscal Year
                                                  ------------------    --------------------------------------------------------
                                                   Third      Fourth      1999        2000        2001        2002        2003
                                                  -------    -------    --------    --------    --------    --------    --------
Revenues                                          $ 8,616    $ 9,395    $ 38,170    $ 41,987    $ 46,186    $ 50,804    $ 55,885
Cost of revenues                                   (4,859)    (5,153)    (19,183)    (20,574)    (20,322)    (22,354)    (24,589)
                                                  -------    -------    --------    --------    --------    --------    --------
Gross profit                                        3,757      4,242      18,987      21,413      25,864      28,450      31,296
SG&A expenses                                      (2,985)    (2,921)    (11,450)    (11,966)    (13,163)    (14,479)    (15,927)
R&D expenses                                         (625)      (628)     (2,524)     (2,519)     (2,695)     (2,944)     (3,222)
Goodwill amortization (non-deductible)                (82)       (81)       (337)       (337)       (340)       (340)       (340)
Intangible amortization (non-deductible)               (5)        (5)         (3)         (3)          -           -           -
Goodwill amortization (deductible)                    (48)       (48)       (192)       (192)       (192)       (192)       (192)
Other income (expense)                                 (6)        (5)        (10)         (3)         (3)         (3)         (3)
Corporate services agreement                          (69)       (75)       (305)       (336)       (369)       (406)       (447)
                                                  -------    -------    --------    --------    --------    --------    --------
Operating income (loss)                               (63)       479       4,166       6,057       9,102      10,086      11,165
Interest income                           4.5%        256        256       1,034       1,184       1,370       1,660       1,966
Interest expense                                     (258)      (258)     (1,032)     (1,020)       (823)       (820)       (413)
Deferred debt expense                                  (6)        (6)        (24)        (24)          -           -           -
Advisory fees                                           -          -         (90)          -           -           -           -
                                                  -------    -------    --------    --------    --------    --------    --------
Income (loss) before income taxes                     (71)       471       4,054       6,197       9,649      10,926      12,718
Benefit (provision) for taxes                          28       (188)     (1,622)     (2,479)     (3,859)     (4,371)     (5,087)
                                                  -------    -------    --------    --------    --------    --------    --------
Net income                                        $   (43)   $   283    $  2,432    $  3,718    $  5,790    $  6,555    $  7,631
                                                  =======    =======    ========    ========    ========    ========    ========

EBITDA (a)                                        $   418    $   974    $  6,063    $  7,928    $ 10,787    $ 11,775    $ 12,874



(a) Defined as operating income (loss) before depreciation and amortization
















--------------------------------------------------------------------------------
September 1998                                                      Confidential

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------


                  PROJECTED PRO FORMA BALANCE SHEET INFORMATION
                                  High Scenario
                                ($ in thousands)


                                                Fiscal 1998                       Fiscal Year
                                             -------   -------   -----------------------------------------------
                                              Third     Fourth     1999      2000      2001      2002      2003
                                             -------   -------   -------   -------   -------   -------   -------
Current assets less cash and equivalents:
    Accounts receivable, net                 $ 8,767   $ 8,701   $ 7,675   $ 6,921   $ 7,613   $ 8,374   $ 9,212
    Inventory                                  9,613     9,308     8,775     7,913     7,816     8,598     9,457
    Unbilled contract costs & fees               400       200         -         -         -         -         -
    Prepaid expenses                             222       208       245       290       290       290       290
    Prepaid income taxes                       1,763     1,763     1,763     1,763     1,763     1,763     1,763
                                             -------   -------   -------   -------   -------   -------   -------
                                              20,765    20,180    18,458    16,887    17,482    19,025    20,722

Current liabilities less current debt          5,614     5,919     5,745     6,298     6,928     7,621     8,383

Working capital less cash and current debt   $15,151   $14,261   $12,713   $10,589   $10,554   $11,404   $12,339

Depreciation and amortization                    481       495     1,897     1,871     1,685     1,689     1,709

Net capital expenditures                         260       240     1,041       858       953     1,062     1,184

















--------------------------------------------------------------------------------
September 1998                                                      Confidential

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------


                PROJECTED PRO FORMA INCOME STATEMENT INFORMATION
                                  Low Scenario
                                ($ in thousands)


                                                     Fiscal 1998                             Fiscal Year
                                                  ------------------    --------------------------------------------------------
                                                   Third     Fourth       1999        2000        2001        2002        2003
                                                  -------    -------    --------    --------    --------    --------    --------

Revenues                                          $ 8,616    $ 9,395    $ 38,170    $ 40,460    $ 42,888    $ 45,461    $ 48,189
Cost of revenues                                   (4,859)    (5,153)    (19,183)    (19,825)    (20,586)    (21,367)    (22,167)
                                                  -------    -------    --------    --------    --------    --------    --------
Gross profit                                        3,757      4,242      18,987      20,635      22,302      24,094      26,022
SG&A expenses                                      (2,985)    (2,921)    (11,450)    (12,138)    (12,866)    (13,638)    (14,457)
R&D expenses                                         (625)      (628)     (2,524)     (2,428)     (2,503)     (2,635)     (2,778)
Goodwill amortization (non-deductible)                (82)       (81)       (337)       (337)       (340)       (340)       (340)
Intangible amortization (non-deductible)               (5)        (5)         (3)         (3)          -           -           -
Goodwill amortization (deductible)                    (48)       (48)       (192)       (192)       (192)       (192)       (192)
Other income (expense)                                 (6)        (5)        (10)         (3)         (3)         (3)         (3)
Corporate services agreement                          (69)       (75)       (305)       (324)       (343)       (364)       (386)
                                                  -------    -------    --------    --------    --------    --------    --------
Operating income (loss)                               (63)       479       4,166       5,210       6,055       6,922       7,866
Interest income                         4.5%          256        256       1,034       1,083       1,106       1,289       1,505
Interest expense                                     (258)      (258)     (1,032)     (1,020)       (823)       (820)       (413)
Deferred debt expense                                  (6)        (6)        (24)        (24)          -           -           -
Advisory fees                                           -          -         (90)          -           -           -           -
                                                  -------    -------    --------    --------    --------    --------    --------
Income (loss) before income taxes                     (71)       471       4,054       5,249       6,338       7,391       8,958
Benefit (provision) for taxes                          28       (188)     (1,622)     (2,100)     (2,535)     (2,956)     (3,583)
                                                  -------    -------    --------    --------    --------    --------    --------
Net income                                        $   (43)   $   283    $  2,432    $  3,149    $  3,803    $  4,435    $  5,375
                                                  =======    =======    ========    ========    ========    ========    ========

EBITDA (a)                                        $   418    $   974    $  6,063    $  7,101    $  7,800    $  8,707    $  9,702






(a) Defined as operating income (loss) before depreciation and amortization

--------------------------------------------------------------------------------
September 1998                                                      Confidential

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------



                  PROJECTED PRO FORMA BALANCE SHEET INFORMATION
                                  Low Scenario
                                ($ in thousands)



                                                Fiscal 1998                       Fiscal Year
                                             -----------------   -----------------------------------------------
                                              Third     Fourth     1999      2000      2001      2002      2003
                                             -------   -------   -------   -------   -------   -------   -------
Current assets less cash and equivalents:
    Accounts receivable, net                 $ 8,767   $ 8,701   $ 7,675   $ 8,337   $ 8,837   $ 9,367   $ 9,929
    Inventory                                  9,613     9,308     8,775     9,259     9,614     9,979    10,353
    Unbilled contract costs & fees               400       200         -         -         -         -         -
    Prepaid expenses                             222       208       245       290       290       290       290
     Prepaid income taxes                      1,763     1,763     1,763     1,763     1,763     1,763     1,763
                                             -------   -------   -------   -------   -------   -------   -------
                                              20,765    20,180    18,458    19,649    20,504    21,399    22,335

Current liabilities less current debt          5,614     5,919     5,745     5,462     5,790     6,137     6,505

Working capital less cash and current debt   $15,151   $14,261   $12,713   $14,187   $14,714   $15,262   $15,830

Depreciation and amortization                    481       495     1,897     1,891     1,745     1,785     1,836

Net capital expenditures                         260       240     1,041     1,150     1,228     1,314     1,406






















--------------------------------------------------------------------------------
September 1998                                                      Confidential

                                                                      SECTION VI


HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------

                 MARKET COMPARISON OF SELECTED PUBLIC COMPANIES
                   (Data in millions, except per share data)

                                                                               Market Price Information     Earnings Per Share(a)
                                                                            ------------------------------  ---------------------
                                                                                      52 Week Range           Calendar Year End
                                                            Latest            Price   -------------   % of  ---------------------
Symbol     Ex'chg   Company                            Fye  Filing  Cur'cy  09/15/98   High    Low    High  1997    1998     1999
------     ------   -------                            ---  ------  ------  --------  ------  -----  -----  ----    -----    ----

ELECTRONIC COMPONENTS / TEST EQUIPMENT
2308 TT    Taipei   Delta Electronics, Inc.            DC   12/97     NT$     93.50   159.17  82.08  58.7%  5.19     6.26    8.49
IFRS       NMS      IFR Systems, Inc.                  JE   06/98     US$      5.06    25.38   5.06  20.0%  0.93     0.59    0.93
SAHN SW    SWX      Schaffner Holding AG               SP   03/98     Sf        182      315    169  57.8%  12.9     20.3    23.8
                        ----------------------------------------------------------------------------------
                        AVERAGE                                                                      45.5%
                        ----------------------------------------------------------------------------------

POWER CONVERSION / AMPLIFICATION
AEIS       NMS      Advanced Energy Industries, Inc.   DC   06/98     US$      8.31    36.81   6.25  22.6%  0.64    (0.21)   0.42
ATSN       NMS      Artesyn Technologies, Inc.         DC   06/98     US$     15.75    31.13  13.38  50.6%  0.98     0.88    1.27
DGTC       NMS      Del Global Technologies Corp.      JL   04/98     US$      7.38    12.69   7.38  58.1%  0.65     0.76    0.92
VICR       NMS      Vicor Corp.                        DC   06/98     US$      9.44    35.00   8.81  27.0%  0.60     0.48    0.65

                        ----------------------------------------------------------------------------------
                        COMBINED AVERAGE                                                             42.1%
                        ----------------------------------------------------------------------------------








-----------
(a) Earnings estimates and long-term growth rates are from First Call as of September 15, 1998, except for Delta Electronics, Inc. and Schaffner Holding AG which are from HSBC Securities, Inc.







--------------------------------------------------------------------------------
September 1998                                                      Confidential

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------


                 MARKET COMPARISON OF SELECTED PUBLIC COMPANIES
                               (Data in millions)


                                                                       Price/Earnings Ratio
                                                              ---------------------------------------
                                                      L-T(a)     Calendar Year End                               Tangible    Market/
                                                      Growth  ----------------------   Shares           Market     Book     Tangible
Symbol    Ex'chg  Company                              Rate    1997     1998    1999    (mm)   Cur'cy    Cap'n     Value      Book
------    ------  -------                             ------  ------   -----   -----   -----   ------  --------  ---------  --------
ELECTRONIC COMPONENTS / TEST EQUIPMENT

2308 TT   Taipei  Delta Electronics, Inc.               30%   18.0x    14.9x   11.0x   560.9   NT$     52,440.9  11,401.2     4.6x
IFRS      NMS     IFR Systems, Inc.                     25%    5.4x     8.6x    5.4x     8.2   US$         41.5     (28.8)     nmf
SAHN SW   SWX     Schaffner Holding AG                  25%   14.1x     9.0x    7.6x     0.6   Sf         115.0      18.8     6.1x
                 ------------------------------------------------------------------------------------------------------------------
                  AVERAGE                               27%   12.5x    10.8x    8.0x                                          5.4x
                 ------------------------------------------------------------------------------------------------------------------

POWER CONVERSION / AMPLIFICATION

AEIS      NMS     Advanced Energy Industries, Inc.(b)   26%   13.0x      nmf   19.8x    26.6   US$        221.1      80.4     2.7x
ATSN      NMS     Artesyn Technologies, Inc.            25%   16.1x    17.9x   12.4x    38.9   US$        612.1     136.5     4.5x
DGTC      NMS     Del Global Technologies Corp.         18%   11.3x     9.7x    8.0x     7.6   US$         56.1      51.5     1.1x
VICR      NMS     Vicor Corp.                           15%   15.7x    19.7x   14.5x    42.1   US$        397.5     206.6     1.9x

                 ------------------------------------------------------------------------------------------------------------------
                  COMBINED AVERAGE                      23%   13.4x    13.3x   11.3x                                          3.5x
                 ------------------------------------------------------------------------------------------------------------------






nmf - not meaningful



------------------------------
(a) Earnings estimates and long-term growth rates are from First Call as of September 15, 1998, except for Delta Electronics, Inc. and Schaffner Holding AG which are from HSBC Securities, Inc.

(b) Shares outstanding are pro forma for 4 million new shares issued pursuant to a merger










--------------------------------------------------------------------------------
September 1998                                                      Confidential

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------


                 MARKET COMPARISON OF SELECTED PUBLIC COMPANIES
                               (Data in millions)


                                                                           Latest Twelve Months
                                                                          ----------------------    Enterprise Value to:
                                                                          Period Ending 06/30/98   ----------------------
                                                                Enterp.   ----------------------    LTM      LTM      LTM
Symbol   Ex'chg     Company                           Cur'cy   Value(a)   Sales   EBITDA    EBIT   Sales   EBITDA    EBIT
------   ------     -------                           ------   --------   -----   ------    ----   -----   ------   ------
ELECTRONIC COMPONENTS / TEST EQUIPMENT
2308 TT  Taipei     Delta Electronics, Inc.             NT$    49,630.7      na      na       na      na       na     na
IFRS     NMS        IFR Systems, Inc.                   US$       152.4   148.1    12.3      3.8    1.0x    12.4x   40.2x*
SAHN SW  SWX        Schaffner Holding AG                Sf        170.5   145.1    21.0     16.4    1.2x     8.1x   10.4x
                   -------------------------------------------------------------------------------------------------------
                    AVERAGE                                                                         1.1x    10.2x   10.4x
                   -------------------------------------------------------------------------------------------------------

POWER CONVERSION / AMPLIFICATION
AEIS     NMS        Advanced Energy Industries, Inc.    US$       193.1   151.4    19.6     14.9    1.3x     9.8x   12.9x
ATSN     NMS        Artesyn Technologies, Inc.          US$       609.8   550.9    68.8     53.0    1.1x     8.9x   11.5x
DGTC     NMS        Del Global Technologies Corp.       US$        49.6    61.4    10.4      8.3    0.8x     4.8x    6.0x
VICR     NMS        Vicor Corp.                         US$       326.5   169.5    40.3     31.0    1.9x     8.1x   10.5x

                   -------------------------------------------------------------------------------------------------------
                    COMBINED AVERAGE                                                                1.2x     8.7x   10.3x
                   -------------------------------------------------------------------------------------------------------





* - excluded from calculations of the average and the combined average

-------------
(a) Enterprise value equals market capitalization plus total debt plus preferred equity plus minority interests minus cash















--------------------------------------------------------------------------------
September 1998                                                      Confidential

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------

  IMPLIED VALUATION USING AVERAGE OF ELECTRONIC COMPONENTS AND TEST EQUIPMENT
                                   COMPANIES
                     ($ in thousands, except per share data)

                                                      Average Multiple
                                           --------------------------------------
                                             Price /       Price /
                               Thermo       Calendar      Calendar       Price /                                  Implied   Implied
                              Voltek's        1998          1999        Tangible                                   Equity    Share
Valuation Parameter(a)          Value      Net Income    Net Income    Book Value                                   Value   Value(b)
-----------------------       -------      ----------    ----------    ----------                                 -------   --------
Calendar 1998 net income      $ 1,533         10.8x                                                               $16,598    $1.44
Calendar 1999 net income        2,958                       8.0x                                                   23,766     2.06
Tangible book value (7/4/98)   18,120                                     5.4x                                     97,104     8.40



                                                      Average Multiple
                                            -----------------------------------
                                                     Enterprise Value /
                                                     ------------------                                  Plus:    Implied   Implied
                                               LTM           LTM           LTM      Less:      Plus:    Option     Equity    Share
Valuation Parameter (a)                     Revenues       EBITDA          EBIT     Debt       Cash    Proceeds     Value   Value(b)
-----------------------                     --------       ------         -----   --------   -------   --------   -------   --------
LTM revenues                   $40,478        1.1x                                $(9,106)   $18,228    $1,978    $55,716    $4.82
LTM EBITDA                       3,858                      10.2x                  (9,106)    18,228     1,978     50,633     4.38
LTM EBIT                         1,840                                    10.4x    (9,106)    18,228     1,978     30,204     2.61


                                                                                                        ----------------------------
                                                                                                        Average   $45,670    $3.95
                                                                                                        Median     40,419     3.50
                                                                                                        High       97,104     8.40
                                                                                                        Low        16,598     1.44
                                                                                                        ----------------------------




------------------------------------------------------
(a) Data are pro forma for the proposed the sale of the Universal Voltronics division

(b) Includes 8,683,208 shares outstanding, 2,465,089 shares issuable upon conversion of subordinated convertible notes and 416,216 shares issuable upon exercise of options. The shares issuable result from (i) options whose exercise price is below the $7.00 offer and (ii) subordinated convertible notes whose conversion price is below the $7.00 offer.














--------------------------------------------------------------------------------
September 1998                                                      Confidential

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------


                    IMPLIED VALUATION USING COMBINED AVERAGE
                     ($ in thousands, except per share data)



                                                      Average Multiple
                                           --------------------------------------
                                             Price /       Price /
                               Thermo       Calendar      Calendar       Price /                                  Implied   Implied
                              Voltek's        1998          1999        Tangible                                   Equity    Share
Valuation Parameter(a)          Value      Net Income    Net Income    Book Value                                   Value   Value(b)
-----------------------       -------      ----------    ----------    ----------                                 -------   --------
Calendar 1998 net income      $ 1,533         13.3x                                                               $20,375    $1.76
Calendar 1999 net income        2,958                      11.3x                                                   33,312     2.88
Tangible book value (7/4/98)   18,120                                     3.5x                                     63,309     5.47


                                                      Average Multiple
                                            -----------------------------------
                                                     Enterprise Value /
                                                     ------------------                                  Plus:    Implied   Implied
                                               LTM           LTM           LTM      Less:      Plus:    Option     Equity    Share
Valuation Parameter (a)                     Revenues       EBITDA          EBIT     Debt       Cash    Proceeds     Value   Value(b)
-----------------------                     --------       ------         -----   --------   -------   --------   -------   --------
LTM revenues                   $40,478        1.2x                                $(9,106)   $18,228    $1,978    $60,498    $5.23
LTM EBITDA                       3,858                       8.7x                  (9,106)    18,228     1,978     44,581     3.86
LTM EBIT                         1,840                                    10.3x    (9,106)    18,228     1,978     29,991     2.59

                                                                                                        ----------------------------
                                                                                                        Average   $42,011    $3.63
                                                                                                        Median     38,947     3.37
                                                                                                        High       63,309     5.47
                                                                                                        Low        20,375     1.76
                                                                                                        ----------------------------













------------------------------------------------------
(a) Data are pro forma for the proposed the sale of the Universal Voltronics division

(b) Includes 8,683,208 shares outstanding, 2,465,089 shares issuable upon conversion of subordinated convertible notes and 416,216 shares issuable upon exercise of options. The shares issuable result from (i) options whose exercise price is below the $7.00 offer and (ii) subordinated convertible notes whose conversion price is below the $7.00 offer.















--------------------------------------------------------------------------------
September 1998                                                      Confidential

                                                                     SECTION VII



HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------


  PROJECTED PRO FORMA INCOME STATEMENT INFORMATION (ASSUMES AVERAGE SCENARIO)
                                ($ in thousands)

                                              Fiscal 1998                            Fiscal Year
                                          ------------------    ----------------------------------------------------    Terminal
                                           Third      Fourth      1999       2000       2001       2002       2003        Value
                                          -------    -------    -------    -------    -------    -------    --------    --------
Operating income (EBIT)                   $   (63)   $   479    $ 4,166    $ 5,139    $ 7,314    $ 8,828    $ 10,349    $ 10,349
Non-deductible amortization                    87         86        340        340        340        340         340         340
                                          -------    -------    -------    -------    -------    -------    --------    --------
EBIT before non-deductible amortization        24        565      4,506      5,479      7,654      9,168      10,689      10,689
Taxes on EBIT                                 (10)      (226)    (1,802)    (2,192)    (3,062)    (3,667)     (4,276)     (4,276)
                                          -------    -------    -------    -------    -------    -------    --------    --------
After-tax operating income                $    14    $   339    $ 2,704    $ 3,287    $ 4,592    $ 5,501    $  6,413    $  6,413
                                          =======    =======    =======    =======    =======    =======    ========    ========

CASH SOURCES
    After-tax operating income            $    14    $   339    $ 2,704    $ 3,287    $ 4,592    $ 5,501    $  6,413    $  6,413
    Depreciation and amortization(a)          394        409      1,557      1,550      1,395      1,415       1,435       1,435
    Increase (decrease) in
     working capital(b)                       979        890      1,548       (285)       319         81           4           4
    Other cash sources (uses)                   6          6         24         24          -          -           -           -
                                          -------    -------    -------    -------    -------    -------    --------    --------
TOTAL SOURCES                             $ 1,393    $ 1,644    $ 5,833    $ 4,576    $ 6,306    $ 6,997    $  7,852    $  7,852
                                          =======    =======    =======    =======    =======    =======    ========    ========

CASH USES
    Net capital expenditures              $   260    $   240    $ 1,041    $ 1,125    $ 1,125    $ 1,125    $  1,125       1,125
    Other cash uses (sources)                   -          -          -          -          -          -           -           -
                                          -------    -------    -------    -------    -------    -------    --------    --------
TOTAL USES                                $   260    $   240    $ 1,041    $ 1,125    $ 1,125    $ 1,125    $  1,125    $  1,125
                                          =======    =======    =======    =======    =======    =======    ========    ========
--------------------------------------------------------------------------------------------------------------------
FREE CASH FLOW                            $ 1,133    $ 1,404    $ 4,792    $ 3,451    $ 5,181    $ 5,872    $  6,727    $  6,727
--------------------------------------------------------------------------------------------------------------------

                                                             --------------------------------------------------------------
                                                             Discount Rate (WACC)           Present Value of Cash Flows (c)
                                                             --------------------------------------------------------------
                                                                     15.0%                             $ 18,677
                                                                     17.5%                               17,584
                                                                     20.0%                               16,598
                                                                     22.5%                               15,705
                                                                     25.0%                               14,895
                                                                     27.5%                               14,158
                                                             --------------------------------------------------------------

(a)  Excludes non-deductible amortization
(b)  Excludes cash and equivalents and current debt
(c)  Terminal value not included














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                                       25


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HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------


           EBIT MULTIPLE METHODOLOGY FOR DISCOUNTED CASH FLOW ANALYSIS
                            ASSUMES AVERAGE SCENARIO
                                ($ in thousands)


------------------------------------------------------------------------------------------------------------------------
Weighted Average Cost of Capital (WACC)                  15.00%     17.50%     20.00%      22.50%     25.00%     27.50%
------------------------------------------------------------------------------------------------------------------------

Present Value of Cash Flows                            $18,677    $17,584    $16,598     $15,705    $14,895    $14,158

------------------------------------------------------------------------------------------------------------------------
Present Value of Terminal Value:

                                              8.0x     $39,495    $35,243    $31,525     $28,264    $25,396    $22,867
                                              9.0x      44,432     39,649     35,465      31,797     28,570     25,726
Multiple                                     10.0x      49,368     44,054     39,406      35,330     31,745     28,584
                                             11.0x      54,305     48,459     43,347      38,863     34,919     31,443
                                             12.0x      59,242     52,865     47,287      42,396     38,094     34,301

------------------------------------------------------------------------------------------------------------------------
Enterprise Value:

                                              8.0x     $58,172    $52,827    $48,122     $43,969    $40,291    $37,025
                                              9.0x      63,109     57,233     52,063      47,502     43,465     39,884
Multiple                                     10.0x      68,046     61,638     56,004      51,035     46,640     42,742
                                             11.0x      72,982     66,043     59,944      54,568     49,814     45,600
                                             12.0x      77,919     70,449     63,885      58,101     52,989     48,459

------------------------------------------------------------------------------------------------------------------------
Equity Value:

                                              8.0x     $69,272    $63,927    $59,223     $55,069    $51,391    $48,125
                                              9.0x      74,209     68,333     63,163      58,602     54,565     50,984
Multiple                                     10.0x      79,146     72,738     67,104      62,135     57,740     53,842
                                             11.0x      84,083     77,143     71,044      65,668     60,914     56,701
                                             12.0x      89,019     81,549     74,985      69,201     64,089     59,559

------------------------------------------------------------------------------------------------------------------------

Implied Enterprise Value / LTM Revenues Multiple:
                                              8.0x       1.4x       1.3x       1.2x         1.1x       1.0x       0.9x
                                              9.0x       1.6x       1.4x       1.3x         1.2x       1.1x       1.0x
Multiple                                     10.0x       1.7x       1.5x       1.4x         1.3x       1.2x       1.1x
                                             11.0x       1.8x       1.6x       1.5x         1.3x       1.2x       1.1x
                                             12.0x       1.9x       1.7x       1.6x         1.4x       1.3x       1.2x
------------------------------------------------------------------------------------------------------------------------









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--------------------------------------------------------------------------------



     EBIT MULTIPLE METHODOLOGY FOR DISCOUNTED CASH FLOW ANALYSIS (CONTINUED)
                            ASSUMES AVERAGE SCENARIO
                     ($ in thousands, except per share data)


----------------------------------------------------
Summary:

WACC:                                    20.00%

Multiple:                                10.0x
EBIT Terminal Value:                  $ 10,349

Present Value of Cash Flows           $ 16,598
Present Value of Terminal Value         39,406
                                      --------
Enterprise Value                        56,004
Plus: Cash (a)                          18,228
Plus: Option Proceeds                    1,978
Less: Debt                              (9,106)
                                      --------
Equity Value                          $ 67,104
                                      ========

Equity Value per Share                $   5.80

----------------------------------------------------














----------------------------------------------------
(a) Data are pro forma for the proposed the sale of the Universal Voltronics division





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                                       27


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--------------------------------------------------------------------------------


          EBITDA MULTIPLE METHODOLOGY FOR DISCOUNTED CASH FLOW ANALYSIS
                            ASSUMES AVERAGE SCENARIO
                                ($ in thousands)


--------------------------------------------------------------------------------------------------------------------------
Weighted Average Cost of Capital (WACC)                   15.00%     17.50%     20.00%      22.50%     25.00%     27.50%
--------------------------------------------------------------------------------------------------------------------------
Present Value of Cash Flows                             $18,677    $17,584     16,598     $15,705    $14,895    $14,158

--------------------------------------------------------------------------------------------------------------------------
Present Value of Terminal Value:
                                              6.0x      $34,701    $30,966     27,699     $24,834    $22,314    $20,092
                                              7.0x       40,485     36,127     32,315      28,972     26,033     23,441
Multiple                                      8.0x       46,269     41,288     36,932      33,111     29,752     26,790
                                              9.0x       52,052     46,449     41,548      37,250     33,471     30,138
                                             10.0x       57,836     51,610     46,165      41,389     37,190     33,487

--------------------------------------------------------------------------------------------------------------------------
Enterprise Value:
                                              6.0x      $53,379    $48,550     44,296     $40,538    $37,209    $34,250
                                              7.0x       59,162     53,711     48,913      44,677     40,928     37,599
Multiple                                      8.0x       64,946     58,872     53,529      48,816     44,646     40,947
                                              9.0x       70,729     64,033     58,146      52,955     48,365     44,296
                                             10.0x       76,513     69,194     62,762      57,094     52,084     47,645

--------------------------------------------------------------------------------------------------------------------------
Equity Value:
                                              6.0x      $64,479    $59,650     55,397     $51,639    $48,309    $45,350
                                              7.0x       70,262     64,811     60,013      55,777     52,028     48,699
Multiple                                      8.0x       76,046     69,972     64,629      59,916     55,747     52,047
                                              9.0x       81,830     75,133     69,246      64,055     59,466     55,396
                                             10.0x       87,613     80,294     73,862      68,194     63,184     58,745

--------------------------------------------------------------------------------------------------------------------------
Implied Enterprise Value / LTM Revenues Multiple:

                                              6.0x          1.3x       1.2x       1.1x        1.0x       0.9x       0.8x
                                              7.0x          1.5x       1.3x       1.2x        1.1x       1.0x       0.9x
Multiple                                      8.0x          1.6x       1.5x       1.3x        1.2x       1.1x       1.0x
                                              9.0x          1.7x       1.6x       1.4x        1.3x       1.2x       1.1x
                                             10.0x          1.9x       1.7x       1.6x        1.4x       1.3x       1.2x
--------------------------------------------------------------------------------------------------------------------------






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                                       28


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--------------------------------------------------------------------------------



    EBITDA MULTIPLE METHODOLOGY FOR DISCOUNTED CASH FLOW ANALYSIS (CONTINUED)
                            ASSUMES AVERAGE SCENARIO
                     ($ in thousands, except per share data)


                   ----------------------------------------------------
                   Summary:

                   WACC:                                       20.00%

                   Multiple:                                     8.0x
                   EBITDA Terminal Value:                     $12,124

                   Present Value of Cash Flows                $16,598
                   Present Value of Terminal Value             36,932
                                                              -------
                   Enterprise Value                            53,529
                   Plus: Cash (a)                              18,228
                   Plus: Option Proceeds                        1,978
                   Less: Debt                                  (9,106)
                                                              -------
                   Equity Value                               $64,629
                                                              =======

                   Equity Value per Share                     $  5.59

                   ----------------------------------------------------












---------------------------------
(a) Data are pro forma for the proposed the sale of the Universal Voltronics division


--------------------------------------------------------------------------------
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                                       29


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--------------------------------------------------------------------------------


      TERMINAL FREE CASH FLOW METHODOLOGY FOR DISCOUNTED CASH FLOW ANALYSIS
                            ASSUMES AVERAGE SCENARIO
                                ($ in thousands)


----------------------------------------------------------------------------------------------------------------------------
Weighted Average Cost of Capital (WACC)                     15.00%      17.50%     20.00%     22.50%      25.00%     27.50%
----------------------------------------------------------------------------------------------------------------------------
Present Value of Cash Flows                               $18,677     $17,584    $16,598    $15,705     $14,895    $14,158

----------------------------------------------------------------------------------------------------------------------------
Present Value of Terminal Value:
                                                  6.0%    $35,658     $24,902    $18,297    $13,919     $10,861    $ 8,642
                                                  6.5%     37,755      26,034     18,975     14,354      11,155      8,848
Terminal Growth Rate of Cash Flows                7.0%     40,115      27,274     19,705     14,817      11,464      9,064
                                                  7.5%     42,789      28,637     20,493     15,311      11,792      9,291
                                                  8.0%     45,846      30,145     21,347     15,839      12,139      9,529

----------------------------------------------------------------------------------------------------------------------------
Enterprise Value:
                                                  6.0%    $54,335     $42,486    $34,895    $29,624     $25,756    $22,800
                                                  6.5%     56,433      43,618     35,572     30,059      26,049     23,006
Terminal Growth Rate of Cash Flows                7.0%     58,792      44,858     36,302     30,522      26,359     23,222
                                                  7.5%     61,467      46,221     37,090     31,016      26,687     23,448
                                                  8.0%     64,523      47,729     37,944     31,544      27,034     23,687

----------------------------------------------------------------------------------------------------------------------------
Equity Value:
                                                  6.0%    $65,435     $53,586    $45,995    $40,724     $36,856    $33,900
                                                  6.5%     67,533      54,718     46,673     41,159      37,149     34,106
Terminal Growth Rate of Cash Flows                7.0%     69,892      55,958     47,402     41,622      37,459     34,322
                                                  7.5%     72,567      57,322     48,191     42,116      37,787     34,548
                                                  8.0%     75,623      58,829     49,044     42,644      38,134     34,787

----------------------------------------------------------------------------------------------------------------------------
Implied Enterprise Value / LTM Revenues Multiple:
                                                  6.0%       1.3x        1.0x       0.9x       0.7x        0.6x       0.6x
                                                  6.5%       1.4x        1.1x       0.9x       0.7x        0.6x       0.6x
Terminal Growth Rate of Cash Flows                7.0%       1.5x        1.1x       0.9x       0.8x        0.7x       0.6x
                                                  7.5%       1.5x        1.1x       0.9x       0.8x        0.7x       0.6x
                                                  8.0%       1.6x        1.2x       0.9x       0.8x        0.7x       0.6x
----------------------------------------------------------------------------------------------------------------------------









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                                       30


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HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------


                    TERMINAL FREE CASH FLOW METHODOLOGY FOR
                   DISCOUNTED CASH FLOW ANALYSIS (CONTINUED)
                            ASSUMES AVERAGE SCENARIO
                     ($ in thousands, except per share data)


                   -------------------------------------------------------
                   Summary:

                   WACC:                                            20.00%
                   Terminal Growth Rate of Cash Flows:                7.0%
                   Terminal Free Cash Flow Value:                 $ 6,727

                   Present Value of Cash Flows                    $16,598
                   Present Value of Terminal Value                 19,705
                                                                  -------
                   Enterprise Value                                36,302
                   Plus: Cash (a)                                  18,228
                   Plus: Option Proceeds                            1,978
                   Less: Debt                                      (9,106)
                                                                  -------
                   Equity Value                                   $47,402
                                                                  =======

                   Equity Value per Share                         $  4.10

                   -------------------------------------------------------












--------------
(a) Data are pro forma for the proposed the sale of the Universal Voltronics division



















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                                       31

                                                                    SECTION VIII



HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------



                        OVERVIEW OF SELECTED TRANSACTIONS



        Date          Date
     Effective      Announced   Target                            Target Business Description           Acquirer
     ---------      ---------   ------                            ---------------------------           --------
1.    06/14/95      05/10/95    Best Power Technology, Inc.       Mnfr uninterruptible power
                                                                  supplies                              General Signal Corp.
2.    03/13/96      11/17/95    Deltec Power Systems, Inc. (a)    Mnfr uninterruptible power
                                                                  supplies and dvlp related
                                                                  management software                   Exide Electronics Group Inc.
3.    09/15/97      09/15/97    Trench Group S.A. (b)             Mnfr test equipment and engineered
                                                                  products for high voltage
                                                                  applications                          CVC Capital Partners Ltd.
4.    11/19/97      10/16/97    Exide Electronics Group Inc. (c)  Mnfr uninterruptible power supplies and power management and
                                                                  facilities monitoring software        BTR plc
5.    12/29/97      09/03/97    Zytec Corp.                       Mnfr switchmode power supplies
                                                                  for OEMs of telecommunications
                                                                  products and electronics              Artesyn Technologies Inc.(d)
6.    06/19/98      04/23/98    Vero Group plc                    Mnfr power supplies, electronic
                                                                  enclosures, racks and backplanes      Applied Power Inc.
7.    06/19/98      03/11/98    Corcom Inc.                       Mnfr RFI filters, power entry
                                                                  products and filtered telco           Communications Instruments
                                                                  connectors                            Inc.
8.    07/07/98      04/27/98    Fluke Corp.                       Mnfr compact electronic power tools   Danaher Corp.


-----------------------------------
(a)   Subsidiary of Fiskars Oy Ab
(b)   Subsidiary of BBA Group plc
(c)   Danaher Corp. made a bid on July 9, 1997
(d)   Formerly Computer Products Inc.

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                                       32

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------


                          TRANSACTION MULTIPLE ANALYSIS
                                 ($ in millions)



                                                                    Equity Value
                                                                  as a Multiple of:
                                                                  -----------------               Enterprise Value as a Multiple of:
      Date       Date                                    Equity    Book        Net    Enterprise  ----------------------------------
   Effective   Announced   Target                        Value    Value      Income      Value    Revenues    EBITDA(a)     EBIT(b)
   ---------   ---------   ------                        ------   -----      ------   ----------  --------    ---------     -------
1.  06/14/95   05/10/95    Best Power Technology, Inc.   $200.6    3.6x       18.3x     $192.7      1.3x        10.2x        11.6x
2.  03/13/96   11/17/95    Deltec Power Systems, Inc.     169.5     nmf       32.0x      201.8      1.5x        11.3x        20.1x
3.  09/15/97   09/15/97    Trench Group S.A.              280.9    2.5x       18.7x      278.0      1.2x         8.5x        11.5x
4.  11/19/97   10/16/97    Exide Electronics Group Inc.   352.4     nmf         nmf      593.7      1.1x         9.8x        16.5x
5.  12/29/97   09/03/97    Zytec Corp.                    334.5    8.3x       31.0x      341.9      1.5x        14.1x        17.7x
6.  06/19/98   04/23/98    Vero Group plc                 190.6    4.8x       17.5x      194.9      1.2x         8.7x        11.4x
7.  06/19/98   03/11/98    Corcom Inc.                     51.0    2.2x       17.2x       42.9      1.2x         7.3x         9.1x
8.  07/07/98   04/27/98    Fluke Corp.                    684.4    3.2x       23.1x      647.6      1.5x        10.4x        13.9x

                                                       -----------------------------------------------------------------------------
                                                        Average    4.1x       22.6x                1.3x         10.0x        14.0x
                                                        Median     3.4x       18.7x                1.2x         10.0x        12.8x
                                                       -----------------------------------------------------------------------------







------------------------------------
nmf - not meaningful

(a) EBITDA equals operating income before interest, taxes, depreciation and amortization
(b) EBIT equals operating income before interest and taxes







--------------------------------------------------------------------------------
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                                       33


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--------------------------------------------------------------------------------


                  IMPLIED VALUATION USING TRANSACTION MULTIPLES
                     ($ in thousands, except per share data)



                                                 Average
                                                Multiple
                                                --------
                                                 Equity
                                     Thermo     Value to                                           Implied     Implied
                                    Voltek's      Book                                              Equity      Share
Valuation Parameter(a)               Value       Value                                              Value      Value(b)
---------------------               --------    --------                                           --------    --------
Tangible book value (7/4/98)         $18,120      4.1x                                             $74,215      $6.42


                                                  Average
                                                 Multiple
                                                ----------
                                     Thermo     Enterprise                               Plus:      Implied     Implied
                                    Voltek's     Value to        Less:      Plus:       Option      Equity       Share
Valuation Parameter(a)               Value       Revenues        Debt        Cash      Proceeds      Value      Value(b)
-----------------------             --------    ----------     --------    -------     --------     -------    ---------
LTM revenues                         $40,478      1.3x         $(9,106)    $18,228      $1,978      $63,199      $5.46


                                                                                                  ------------------------
                                                                                                  Average          $5.94
                                                                                                  Median            5.94
                                                                                                  High              6.42
                                                                                                  Low               5.46
                                                                                                  ------------------------




-----------
(a) Data are pro forma for the proposed the sale of the Universal Voltronics division

(b) Includes 8,683,208 shares outstanding, 2,465,089 shares issuable upon conversion of subordinated convertible notes and 416,216 shares issuable upon exercise of options. The shares issuable result from (i) options whose exercise price is below the $7.00 offer and (ii) subordinated convertible notes whose conversion price is below the $7.00 offer.





--------------------------------------------------------------------------------
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                                       34

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------



                           ANALYSIS OF SHARE PREMIUMS
                                   ($ actual)


                                                                                  Premium        Premium       Premium
                                                                                   1 Day         1 Week        4 Weeks
                                                                        Price     Prior To      Prior To       Prior To
        Date          Date                                               Per      Announ.        Announ.       Announ.
     Effective      Announced   Target Name                             Share       Date          Date           Date
     ---------      ---------   -----------                            -------    --------      --------       --------
1.    06/14/95      05/10/95    Best Power Technology Inc.             $ 21.00      61.5%          68.0%         75.0%
2.    11/19/97      10/16/97    Exide Electronics Group Inc.             29.00     125.2%*        133.2%*       149.5%*
3.    12/30/97      09/03/97    Zytec Corp.                              42.15      45.3%          48.2%         71.2%
4.    06/19/98      03/11/98    Corcom Inc.                              13.00      33.3%          31.6%         36.8%
5.    06/19/98      04/23/98    Vero Group plc                            2.59      40.2%          40.8%         40.5%
6.    07/07/98      04/27/98    Fluke Corp.                              33.39      44.0%          43.6%         40.6%

                                                                   -----------------------------------------------------
                                                                   Average          44.9%          46.5%         52.8%
                                                                   Median           44.0%          43.6%         40.6%
                                                                   -----------------------------------------------------



* Excluded from the average and the median









-----------------
Source: Securities Data Company, Inc.


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                                       35


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HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------



                     IMPLIED VALUATION USING SHARE PREMIUMS
                     ($ in thousands, except per share data)


                                                                   Average Premium
                                            Thermo    ---------------------------------------------    Implied     Implied
                                           Voltek's      One Day         One Week       Four Weeks      Equity       Share
Valuation Parameter(a)                       Value    Prior to Ann.   Prior to Ann.   Prior to Ann.      Value     Value(b)
-----------------------                    --------   -------------   -------------   -------------     -------    --------
Price One Day Prior to Announcement          $4.81        44.9%                                         $80,638      $6.97
Price One Week Prior to Announcement          4.38                         46.5%                         74,100       6.41
Price Four Weeks Prior to Announcement        5.00                                         52.8%         88,363       7.64

                                                                                                   ------------------------
                                                                                                   Average           $7.01
                                                                                                   Median             6.97
                                                                                                   High               7.64
                                                                                                   Low                6.41
                                                                                                   ------------------------












-----------------
(a)  Adjusted for the pending sale of the Universal Voltronics division
(b) Includes 8,683,208 shares outstanding, 2,465,089 shares issuable upon conversion of subordinated convertible notes and 416,216 shares issuable upon exercise of options. The shares issuable result from (i) options whose exercise price is below the $7.00 offer and (ii) subordinated convertible notes whose conversion price is below the $7.00 offer.


--------------------------------------------------------------------------------
September 1998                                                      Confidential

                                                                      SECTION IX



HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------


      SELECTED M&A TRANSACTION PREMIUMS FOR MINORITY INTEREST ACQUISITIONS
                          IN GOING PRIVATE TRANSACTIONS





                                                                                                               Value of
       Date                                                                                                  Transaction  Percent
    Effective  Acquiror Name                 Target Name                     Target Business Description        ($ Mm)     Sought
    ---------  -------------                 -----------                     ---------------------------     -----------  -------
 1. 02/23/94   Holderbank Financiere Glarus  Holnam Inc(Holdernam Inc)       Manufacture cement;holding co     $  51.7      5.0%
 2. 06/09/94   Wassall PLC                   General Cable(Cie Gen de Eaux)  Mnfr copper,building wire            35.9     46.3%
 3. 12/29/94   Ogden Corp                    Ogden Projects Inc(Ogden Corp)  Heavy construction company          110.3     15.8%
 4. 06/16/95   LinPac Mouldings Ltd          Ropak Corp                      Manufacture plastic containers       28.5     58.3%
 5. 02/16/97   Novartis AG                   SyStemix Inc(Novartis AG)       Mnfr,dvlp cellular processes        107.6     32.2%
 6. 09/05/97   Gold Kist Inc                 Golden Poultry Co Inc           Produce,wholesale poultry            52.1     25.0%
 7. 12/31/96   Electromagnetic Sciences Inc  LXE                             Mnfr microwave components            14.8     22.2%
 8. 11/27/96   Renco Group Inc               WCI Steel Inc(Renco Group Inc)  Manufacture steel                    56.5     15.5%
 9. 12/11/96   Ansaldo Transporti SpA        Union Switch & Signal Inc       Manufacture railroad equip           27.1     38.4%
10. 07/09/97   Mafco Holdings Inc            Mafco Consolidated Grp(Mafco)   Mnfr cosmetics,beauty products      116.8     15.0%
11. 07/09/98   Texas Industries Inc          Chaparral Steel Co              Mnfr primary steel products          72.8     18.7%
12. 01/15/98   FH Faulding & Co Ltd          Faulding Inc(FH Faulding & Co)  Mnfr pharmaceuticals                 77.3     38.0%
13. 03/30/98   Waste Management Inc          Wheelabrator Technologies Inc   Mnfr laboratory, medical equip      869.7     34.6%
14. 11/26/97   Rhone-Poulenc SA              Rhone-Poulenc Rorer Inc         Manufacture pharmaceuticals       4,831.6     36.9%
15. 07/15/98   ISP Holdings Inc              Intl Specialty Prods            Mnfr specialty chemicals            324.5     20.1%


                                                                                          Premium     Premium     Premium
                                                                                           1 Day       1 Week     4 Weeks
                                                                                         Prior to     Prior to    Prior to
                                                                                 Price   Announce-   Announce-   Announce-
       Date                                                                      Per       ment         ment        ment
    Effective  Acquiror Name                 Target Name                         Share     Date         Date        Date
    ---------  -------------                 -----------                        ------   ---------   ---------   ---------
 1. 02/23/94   Holderbank Financiere Glarus  Holnam Inc(Holdernam Inc)          $ 7.65     13.3%        15.5%        7.4%
 2. 06/09/94   Wassall PLC                   General Cable(Cie Gen de Eaux)       6.00     17.1%        21.5%       11.6%
 3. 12/29/94   Ogden Corp                    Ogden Projects Inc(Ogden Corp)      18.38      5.8%        17.6%       20.5%
 4. 06/16/95   LinPac Mouldings Ltd          Ropak Corp                          11.00      4.8%         6.0%        4.8%
 5. 02/16/97   Novartis AG                   SyStemix Inc(Novartis AG)           19.50      4.7%        69.6%       59.2%
 6. 09/05/97   Gold Kist Inc                 Golden Poultry Co Inc               14.25     52.0%        50.0%       39.0%
 7. 12/31/96   Electromagnetic Sciences Inc  LXE                                 13.13     22.1%        14.2%       19.4%
 8. 11/27/96   Renco Group Inc               WCI Steel Inc(Renco Group Inc)      10.00     17.6%        29.0%       77.8%
 9. 12/11/96   Ansaldo Transporti SpA        Union Switch & Signal Inc            7.25      3.6%         3.6%         --%
10. 07/09/97   Mafco Holdings Inc            Mafco Consolidated Grp(Mafco)       33.50     23.5%        23.5%       27.6%
11. 07/09/98   Texas Industries Inc          Chaparral Steel Co                  15.50     20.4%        25.3%       29.2%
12. 01/15/98   FH Faulding & Co Ltd          Faulding Inc(FH Faulding & Co)      13.50     25.6%        22.7%       45.9%
13. 03/30/98   Waste Management Inc          Wheelabrator Technologies Inc       16.50     26.9%        28.2%       30.7%
14. 11/26/97   Rhone-Poulenc SA              Rhone-Poulenc Rorer Inc             97.00     22.1%        22.8%       29.3%
15. 07/15/98   ISP Holdings Inc              Intl Specialty Prods                18.25      4.3%         1.7%       14.5%


                                                                               -------------------------------------------
                                                                                Average    17.6%        23.4%       27.8%
                                                                                Median     17.6%        22.7%       27.6%
                                                                                High       52.0%        69.6%       77.8%
                                                                                Low         3.6%         1.7%         --%
                                                                               -------------------------------------------






Source: Securities Data Company, Inc.












--------------------------------------------------------------------------------
September 1998                                                      Confidential

HSBC Securities, Inc.                                        THERMO VOLTEK CORP.
--------------------------------------------------------------------------------



                  IMPLIED VALUATION USING TRANSACTION PREMIUMS
                     ($ in thousands, except per share data)

                                              Thermo       Premium         Premium         Premium       Implied   Implied
                                             Voltek's      One Day         One Week       Four Weeks     Equity     Share
Valuation Parameter (a)                        Value    Prior to Ann.   Prior to Ann.   Prior to Ann.     Value    Value(b)
--------------------------------------       --------   -------------   -------------   -------------    -------   --------
Price One Day Prior to Announcement            $4.81        17.6%                                        $65,442     $5.66
Price One Week Prior to Announcement            4.38                         23.4%                        62,439      5.40
Price Four Weeks Prior to Announcement          5.00                                         27.8%        73,893      6.39

                                                                                      -------------------------------------
                                                                                       Average            $67,258    $5.82
                                                                                       Median              65,442     5.66
                                                                                       High                73,893     6.39
                                                                                       Low                 62,439     5.40
                                                                                       ------------------------------------













-----------------
(a)  Adjusted for the pending sale of the Universal Voltronics division
(b) Includes 8,683,208 shares outstanding, 2,465,089 shares issuable upon conversion of subordinated convertible notes and 416,216 shares issuable upon exercise of options. The shares issuable result from (i) options whose exercise price is below the $7.00 offer and (ii) subordinated convertible notes whose conversion price is below the $7.00 offer.







--------------------------------------------------------------------------------
September 1998                                                      Confidential